                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

                         Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             BKF CAPITAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount previously paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                             BKF CAPITAL GROUP, INC.
                              ONE ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 332-8400

                                  June 8, 2005

To Our Stockholders:

            We are enclosing a notice of annual meeting of stockholders following postponement and a supplement to the proxy statement of BKF Capital Group, Inc., a Delaware corporation (the "Company"), dated May 10, 2005, relating to the annual meeting. This supplement contains information about several modifications to the description of the proposals to be acted upon by our stockholders. We urge you to read this supplement carefully together with the Company's proxy statement.

            As the Company announced today and as described in the notice of annual meeting following postponement, we have postponed the date of the annual meeting, which was previously scheduled for June 9, 2005. The annual meeting will now be held on June 23, 2005, at 8:00 a.m., at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York.

            Please note that neither the record date for determining stockholders entitled to vote at the annual meeting nor the matters on which the board of directors is asking stockholders to vote have changed. The record date remains April 25, 2005, and, accordingly, the stockholders entitled to vote at the annual meeting remain the same. In addition, at the annual meeting, the stockholders will vote on all of the proposals contained in the proxy statement of the Company dated May 10, 2005 previously sent to you. There are no new proposals for your consideration. However, as described in the supplement, the descriptions of Items 1, 2, 5 and 7 have been revised, as has the text of amendment to our Restated Certification of Incorporation proposed in Item 2, as set forth in Appendix A to the supplement. The Company's proxy statement otherwise remains the same. Previously submitted proxy cards remain valid.

            The Board of Directors of the Company has elected to make these modifications and to postpone the date of the Annual Meeting out of the concern, borne out from communications with our stockholders, that the core issue that stockholders must decide at the annual meeting - the election of directors that could profoundly impact the business, future direction and value of the Company
- is being obscured by arguments relating to takeover defenses and the potential sale of the business. In particular, there is concern that the debate over (1) the stockholder resolution to engage an investment banker to pursue the sale of the Company (Item 5), (2) the stockholder resolution with respect to the Company's rights plan (Item 7) and (3) the differences between Steel Partners II, L.P.'s approach to declassifying the Board and that of the Company (Item 2), along with various ad hominem attacks that have been made, has taken stockholders' attention away from the value at risk in the election of directors at the annual meeting.

            In order to refocus the debate on the core issue confronting stockholders, the Board of Directors took the following steps on June 7, 2005.

      - ANNOUNCEMENT OF REVIEW OF STRATEGIC ALTERNATIVES. The Board of Directors announced that earlier this year, as well as in 2001, the Board retained Merrill Lynch & Co. and Peter J. Solomon Company as its financial advisors to explore strategic alternatives, including a possible sale of the Company. In 2005, Merrill Lynch contacted a number of firms that Merrill Lynch and the Company considered to be potential acquirors of the Company because of their ability to leverage the Company's investment businesses with their own distribution and capital. Firms contacted included both U.S. and foreign-based firms, all of which have active asset management businesses and many of which have been active acquirers of asset management businesses in recent years. The Company signed confidentiality agreements and held meetings with several of them, although none of these activities resulted in any offer for all or any part of the Company.

            The Board made this announcement because we feel that it is vitally important for our stockholders to be fully informed before casting their votes for director. Those stockholders who are agitating for the pursuit of a sale transaction are advocating a course that we have already pursued. Moreover, we do not believe that the announcement of our recent strategic reviews at this juncture significantly increases the instability and risk of client and personnel loss above that already fostered by the current proxy contest regarding directors. These actions render the stockholder proposal in Item 5 essentially moot.

      - ELIMINATION OF RIGHTS PLAN. The Board approved the full redemption of the rights under the Company's rights plan effective as of the date on which the annual meeting is held. The elimination of the rights plan renders the stockholder proposal in Item 7 moot.

      - ADOPTION OF BYLAW AMENDMENT TO GIVE STOCKHOLDERS THE ABILITY TO CALL SPECIAL MEETINGS. The Board adopted a bylaw amendment to provide that the holders of at least 25% of the outstanding shares of the Company's common stock can require the Company to call a special meeting of stockholders. The bylaw amendment also provides that the amended provision may only be repealed, modified or amended by the stockholders.

      - ACCELERATED DECLASSIFICATION OF THE BOARD. The Board also modified its original board declassification proposal by making declassification effective immediately upon stockholder approval so that all directors will stand for election to one-year terms at the next annual meeting and by eliminating the supermajority vote requirement for removal of directors. This modified proposal is intended to conform the standards applicable to the election and removal of directors of the Company closely with the general background standards under Delaware law in the absence of a classified board. The modifications address the issues raised by Steel Partners II, L.P., and render the stockholder proposal in Item 6 moot. Moreover, these modifications, in combination with the bylaw amendment adopted by the Board as described above, empower stockholders to directly influence the direction and composition of the Board at any time.

The Board of Directors also elected to postpone the annual meeting to June 23, 2005, in order to give stockholders the opportunity to consider the director election issue in light of the Board's recent actions.

            In considering this core issue, we ask our stockholders to reflect on the following. Throughout this proxy contest and over the years, the Board of Directors and management of the Company have continually sought to demonstrate their commitment to building stockholder value. The Board has expressed its goal of developing a larger and more diversified business including long-only and alternative investment strategies, adopted a dividend policy that pays out approximately 70% of annual cash free cash flow to stockholders, amended and eliminated the Company's rights plan and proposed changes to the Company's charter to facilitate strategic transactions and eliminate the classified board structure.

            In the past few months, the Board and management have also sought to highlight the risk to stockholder value posed by Steel Partners II, L.P.'s election contest. Steel Partners II, L.P. has not put forth any business plan, let alone a credible one, and the Board and management are hard-pressed to envision how they will add value to the Company.

            In the time leading up to the annual meeting, we encourage our stockholders to consider carefully the only remaining issue: the relative ability of the director nominees to preserve, develop and realize stockholder value. Under the leadership of our current Board of Directors and management, we have made progress in our development as a business, and we believe the Board has positioned the Company to build on that progress. As such, we strongly urge all of our stockholders to vote the WHITE proxy card in favor of the Company's director nominees.

                                     The Board of Directors

                                      # # #

THE COMPANY AND ITS DIRECTORS AND CERTAIN OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS. ADDITIONAL INFORMATION WITH RESPECT TO THOSE DIRECTORS AND CERTAIN OFFICERS AND THEIR OWNERSHIP OF THE COMPANY'S STOCK IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT RELATING TO THE 2005 ANNUAL MEETING OF STOCKHOLDERS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 10, 2005.

STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMPANY'S SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING BECAUSE IT CONTAINS IMPORTANT INFORMATION. STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES MAY OBTAIN FREE OF CHARGE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ALSO MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE COMPANY AT ONE ROCKEFELLER PLAZA, 19TH FLOOR, NEW YORK, NEW YORK 10020 OR BY CALLING (800) BKF-1891.

This press release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of the Company and statements preceded by, followed by or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, which constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are based on the Company's current expectations and are susceptible to a number of risks, uncertainties and other factors, and the Company's actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include the following: retention and ability of qualified personnel; the performance of the securities markets and of value stocks in particular; the investment performance of client accounts; the retention of significant client and/or distribution relationships; competition; the existence or absence of adverse publicity; changes in business strategy; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; and other risks and uncertainties referred to in this document and in the Company's other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. The Company will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is the Company's policy generally not to make any specific projections as to future earnings, and the Company does not endorse any projections regarding future performance that may be made by third parties.

                             BKF CAPITAL GROUP, INC.
                              ONE ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 332-8400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             FOLLOWING POSTPONEMENT

To Our Stockholders:

      As previously announced, the Board of Directors of BKF Capital Group, Inc., a Delaware corporation (the "Company"), has postponed the Company's 2005 annual meeting of stockholders. The annual meeting, which was previously scheduled for June 9, 2005, will now be held on June 23, 2005, at 8:00 a.m. (local time), at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York. The annual meeting will be held for the following purposes:

      1. to elect three (3) directors to hold office as specified in the Company's proxy statement and supplement;

      2. to amend the Restated Certificate of Incorporation of the Company to eliminate the classified board of directors;

      3. to amend the Restated Certificate of Incorporation of the Company to eliminate the supermajority vote requirements for fundamental transactions;

      4. to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm;

      5. to consider a stockholder proposal requesting the engagement of an investment banking firm to pursue a sale of the Company;

      6. to consider a stockholder proposal requesting the declassification of the board of directors of the Company;

      7. to consider a stockholder proposal relating to the Company's stockholder rights plan; and

      8. to transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Stockholders of record at the close of business on April 25, 2005, the record date, are entitled to vote at the annual meeting.

      Holders of record of the Company's common stock at the close of business on April 25, 2005, received notice of, and are entitled to vote, at the annual meeting and any adjournment or postponement thereof.

                                         By Order of the Board of Directors

                                         /s/ Norris Nissim
                                         -------------------------------
                                         Norris Nissim
                                         Secretary

New York, New York
June 8, 2005

                             BKF CAPITAL GROUP, INC.
                              ONE ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 332-8400

                          SUPPLEMENT DATED JUNE 8, 2005
                TO THE PROXY STATEMENT OF BKF CAPITAL GROUP, INC.
                               DATED MAY 10, 2005

                               GENERAL INFORMATION

      This supplement is being mailed to stockholders of BKF Capital Group, Inc., a Delaware corporation (the "Company"), who are eligible to vote at the Company's 2005 annual meeting of stockholders. Holders of record of the Company's common stock at the close of business on April 25, 2005 are entitled to vote at the annual meeting or any adjournment or postponement thereof. As previously announced, the board of directors postponed the annual meeting until June 23, 2005, on which date the annual meeting will be held for the purposes set forth in the notice of annual meeting of stockholders following postponement and the Company's proxy statement dated May 10, 2005, as supplemented hereby. This supplement is being mailed to stockholders of record of the Company commencing on or about June 8, 2005.

      We urge stockholders to read this supplement carefully together with the Company's proxy statement. The information contained in this supplement replaces and supersedes any inconsistent information in the Company's proxy statement. Stockholders may obtain additional copies of the Company's proxy statement by writing or calling us at the following address or phone number: One Rockefeller Plaza, 19th Floor, New York, New York 10020 or (800) BKF-1891.

POSTPONEMENT OF ANNUAL MEETING

      The Board of Directors of the Company has postponed the 2005 annual meeting of stockholders of the Company until June 23, 2005. The matters for consideration by our stockholders at the annual meeting will be submitted to a vote of the stockholders at that meeting. Previously submitted proxy cards remain valid. YOU DO NOT HAVE TO TAKE ANY ACTION IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES OR GIVEN YOUR PROXY ON THE ANNUAL MEETING PROPOSALS AND DO NOT WISH TO CHANGE YOUR VOTE ON ANY PROPOSAL. STOCKHOLDERS WHO HAVE ALREADY VOTED OR GIVEN A PROXY ON THE PROPOSALS AND WHO WISH TO CHANGE THEIR VOTE ON ANY PROPOSAL SHOULD FOLLOW THE PROCEDURES DESCRIBED BELOW UNDER "VOTING AND REVOCABILITY OF PROXIES." The annual meeting will be held at 8:00 a.m. New York City time, on June 23, 2005, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York.

                         SUPPLEMENTAL PROXY INFORMATION

      Except as specifically modified or supplemented by the information contained in this supplement, all information set forth in the Company's proxy statement dated May 10, 2005, including the information regarding Items 3, 4, 6 and 8, remains applicable and should be considered in casting votes by proxy or at the annual meeting. The description of Items 1, 2, 5 and 7 and the text of Appendix A are hereby modified and supplemented as set forth below.

                    REVISION TO ITEM 1: ELECTION OF DIRECTORS

The following paragraph shall be added to Item 1: Election of Directors.

            "The Company will present Item 2 to the stockholders for a vote prior to presenting this Item 1. In the event that Item 2 is approved by the stockholders at the annual meeting, the classification of the Board of Directors will be eliminated, and, accordingly, if Item 2 is approved by the stockholders, the terms of all of the directors, including the three directors to be elected at the 2005 annual meeting, will expire at the annual meeting of stockholders in 2006. Each of the current directors serving in Class II have agreed to this modification of their term."

    REVISION TO ITEM 2: APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF
     INCORPORATION OF THE COMPANY TO ELIMINATE CLASSIFIED BOARD OF DIRECTORS

The following text replaces the description of Item 2 in its entirety:

      "ITEM 2. APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO ELIMINATE CLASSIFIED BOARD OF DIRECTORS

            The Company's Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, with each class having a three-year term.

            The Board of Directors has adopted, subject to stockholder approval, an amendment to revise Article 6 of the Restated Certificate of Incorporation of the Company to eliminate the classified board of directors. The proposal would allow for the annual election of directors in the manner described below.

      BACKGROUND OF PROPOSAL

            Since the Restated Certificate of Incorporation of the Company was adopted by the stockholders in 1984, the Company has had a classified Board of Directors. Classified boards have been widely adopted and have a long history in corporate law, and we believe that the classified Board of Directors has served the best interests of the Company and its stockholders over the last 22 years. Recognizing, however, the significant changes that have occurred in corporate governance standards over the last few years, the Board of Directors has decided to propose eliminating the classified board, and in light of comments by Steel Partners II, L.P., the Board is revising its proposal to provide that the directors elected at the annual meeting will serve for a one year term, that the entire Board of Directors will stand for election at each subsequent annual meeting of stockholders and that directors may be removed (with or without cause) by a majority of the shares then entitled to vote in the election of directors.

            The elimination of the classified board would require an amendment to the Restated Certificate of Incorporation of the Company. If this proposal is approved by the stockholders, commencing with the 2006 annual meeting of stockholders and for each subsequent annual meeting, all directors will be elected for a one-year term, such that, from and after the 2006 annual meeting of stockholders, our board would cease to be classified and all directors would be elected for one-year terms at each annual meeting of stockholders.

      The current directors in Class II, whose terms are currently set to expire in 2007, have agreed to this modification.

            As part of the elimination of the classified board, the amendment would also eliminate the supermajority vote requirement for removal of directors, in order to conform the standards applicable to the election and removal of directors of the Company closely with the general background standards under Delaware law in the absence of a classified board. As a result directors will be subject to removal (with or without cause) by a majority of the shares then entitled to vote in the election of directors.

            The amendment to the Restated Certificate of Incorporation of the Company to implement this proposal, as well as the proposal in Item 3, is substantially in the form set forth in Appendix A. If approved, this proposal will become effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware containing substantially these amendments, which the Company would do promptly after the annual meeting. At such time, the Board of Directors would consider and act upon amendments to the Company's bylaws that would make the bylaws consistent with the proposed amendment to eliminate the classified board. If this amendment is approved by our stockholders, the terms of directors to be elected at the annual meeting will expire at the 2006 annual meeting of stockholders.

      REQUIRED VOTE

            Under the Restated Certificate of Incorporation of the Company, approval of this proposal requires the affirmative vote of the holders of at least eighty percent (80%) of the shares of the Company's common stock outstanding as of the Record Date. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will have the same effect as a negative vote on the outcome of this proposal.

            The Board of Directors unanimously recommends a vote FOR approval of the amendment to the Restated Certificate of Incorporation of the Company to eliminate the classified board and is soliciting proxies in favor of this proposal."

                    REVISION TO ITEM 5: STOCKHOLDER PROPOSAL

The following paragraph shall be added to Item 5: Stockholder Proposal under "Company's Statement in Opposition":

            "In light of the Board of Director's recent announcement of its prior retention of investment banking firms to explore strategic alternatives, including a sale of the Company, in 2001 and 2005 and the outcome of those efforts, this stockholder proposal is moot. Accordingly, the Board of Directors unanimously recommends a vote AGAINST this stockholder proposal requesting the engagement of an investment banking firm to pursue a sale of the Company."

                    REVISION TO ITEM 7: STOCKHOLDER PROPOSAL

The following paragraph shall be added to Item 7: Stockholder Proposal under "Company's Statement in Opposition":

            "In light of the Board of Director's recent determination to eliminate the Company's rights plan effective as of the date on which the 2005 annual meeting is held, this stockholder proposal is moot. Accordingly, the Board of Directors unanimously recommends a vote AGAINST this stockholder proposal relating to the Company's rights plan."

VOTING AND REVOCABILITY OF PROXIES

            Previously submitted proxy cards remain valid. YOU DO NOT HAVE TO TAKE ANY ACTION IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES OR GIVEN YOUR PROXY ON THE ANNUAL MEETING PROPOSALS AND DO NOT WISH TO CHANGE YOUR VOTE ON ANY PROPOSAL.

            If you want to vote for the Company's directors and proposals, sign, date and return only WHITE proxy cards. If you have previously signed a gold proxy card sent to you by Steel Partners, you can revoke it by signing, dating and mailing the enclosed WHITE proxy card in the envelope provided. Only your latest dated proxy card will be counted at the annual meeting. If you have any questions or require assistance in voting your WHITE proxy card, please call MacKenzie Partners, collect at 212-929-5500 or toll free at 800-322-2885

            You may obtain additional copies of the Company's proxy statement by writing or calling us at the following address or phone number: One Rockefeller Plaza, 19th Floor, New York, New York 10020 or (800) BKF-1891. Copies of the Company's proxy statement may also be obtained by going on the web to www.sec.gov.

                                                                      APPENDIX A


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             BKF CAPITAL GROUP, INC.

            BKF Capital Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

            FIRST: That, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the "DGCL"), the Board of Directors of the Corporation duly adopted resolutions setting forth this proposed amendment (this "Amendment") to the Restated Certificate of Incorporation of the Corporation (as amended prior to the date hereof, the "Certificate of Incorporation") and declaring this Amendment advisable.

            SECOND: That, at the annual meeting of stockholders of the Corporation duly called and held on _________ __, 2005, upon notice to the stockholders in accordance with Section 222 of the DGCL, this Amendment was duly approved and adopted by the holders of the requisite number of issued and outstanding common stock of the Corporation entitled to vote thereon in accordance with the provisions of Section 242 of the DGCL and Article 10 of the Certificate of Incorporation.

            THIRD: That Article 6 of the Certificate of Incorporation of the Corporation be amended as follows: [ITEM # 2]

            (a) The second paragraph of Article 6 shall be amended by adding the following sentence at the end of such paragraph: "Notwithstanding anything to the contrary in this certificate of incorporation, (i) commencing with the annual meeting of stockholders in 2006 and thereafter, all directors shall be elected at each annual meeting of stockholders for a term expiring at the next annual meeting stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified or until such director's earlier resignation or removal, and
      (ii) from and after the annual meeting of stockholders in 2006, the board of directors shall cease to be divided into classes."

            (b) The fourth paragraph of Article 6 shall be deleted in its entirety.

            FOURTH: That Article 8 of the Certificate of Incorporation of the Corporation is hereby deleted and replaced with the following: [ITEM #3]

      "EIGHTH. [Reserved]."

            FIFTH: That this Amendment shall be effective on its filing with the Secretary of State of the State of Delaware.

            IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by a duly authorized officer this ____ day of _______, 2005.



                                       BKF CAPITAL GROUP, INC.


                                       By:
                                           -----------------------------------
                                            Name:
                                            Title:

                                                                      APPENDIX B


                                   RESOLUTIONS
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                             BKF CAPITAL GROUP, INC.

                            ADOPTED AT THE MEETING OF
                             THE BOARD OF DIRECTORS
                              HELD ON JUNE 7, 2005

            WHEREAS, the Board of Directors deems it desirable and in the best interests of BKF Capital Group, Inc., a Delaware corporation (the "Company"), and its stockholders to amend the Amended and Restated Bylaws of the Company (the "Bylaws") to make certain changes and additions as has been described at this meeting.

            NOW THEREFORE, BE IT RESOLVED that the Bylaws of the Company be, and they hereby are, amended as hereinafter set forth:

1. Article I, Section 1.2 of the Bylaws is hereby amended and restated to read in its entirety as follows:

            "SECTION 1.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the chief executive officer and shall be called by the president or the secretary at the request in writing of either (a) the holder or holders of shares of common stock entitled to at least 25% of the voting power generally in the election of directors or (b) a majority of the members of the whole board of directors. Such request shall state the purpose or purposes of the proposed special meeting. Except as otherwise prescribed by the Delaware General Corporation Law or the Restated Certificate of Incorporation, special meetings of stockholders may not be called by any other person or persons. The date, time and place of any properly called special meeting shall be determined by the chief executive officer. The business transacted at any special meeting of stockholders shall be limited to the purpose or purposes for which the meeting is called stated in the Company's notice of the meeting pursuant to Section 1.3 of these Bylaws."

2. Article VI, Section 6.7 of the Bylaws is hereby amended and restated to read in its entirety as follows:

            "SECTION 6.7 Amendment of Bylaws. These Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by the board of directors; provided that Section 1.2 of these Bylaws and this proviso may only be altered, amended or repealed by the stockholders. Any Bylaws adopted by the board of directors may be altered, amended or repealed by the stockholders, and the stockholders may make additional Bylaws, at any annual meeting or at any special meeting; provided that notice of such proposed alteration, amendment or repeal or new Bylaw shall have been given in the notice of the meeting. No such altered or amended or new Bylaw shall be inconsistent with any provision of the Restated Certificate of Incorporation."


                                      B-1